united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2660

Date of fiscal year end: 12/31

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2016

JNF SSgA Sector Rotation Portfolio
JNF SSgA Tactical Allocation Portfolio
JNF Exceed Defined Shield Index Portfolio

Each a series of the Northern Lights Variable Trust

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio and JNF Exceed Defined Shield Index Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Shareholders:

We are pleased to present you with the JNF SSGA Sector Rotation Portfolio Semi-Annual Report for 2016.

The return of the JNF SSGA Sector Rotation Portfolio was -0.77% for the first half of 2016, versus S&P 500 benchmark return of 2.69% for the period (net of fee).

In the first quarter, a steady overweight was held to the consumer discretionary sector and that performed in line with the broader S&P 500 Index. The remaining top sector allocations varied between health care, technology and consumer staples. Healthcare underperformed during the period it was owned (up to early March) while consumer staples likewise provided much of their outperformance in January before entering into the portfolio allocations. Technology helped add value overall as it had a neutral effect in January and outperformed in March. On balance the sector allocations had a negative effect on benchmark-relative returns.

In the second quarter, the portfolio held consistent allocations to consumer discretionary and consumer staples. Although consumer staples outperformed the broader averages, consumer discretionary underperformed by a wider margin. Other targeted sector exposures included technology early in the quarter and that position was later shifted to industrials on the basis of improving earnings sentiment and favorable valuations – the combination of which lagged the S&P 500.

In addition, the Volatility Defense mechanism was active during the first half of the year, meaning the fund was persistently overweight cash. Overall, this defensive positioning in cash detracted from returns.

The Market and Economy

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. And finally, data releases in January from the U.S. reflected at best a stumbling economic picture to close out 2015 with still strong payrolls contrasting with a contracting manufacturing sector and 2015Q4 growth registering an initially reported barely positive 0.7% on annualized basis.

The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500 to a modest 1.4%* gain for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (ECB) on March 10th and verbally by U.S. Federal Reserve Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

With the selloff in global equities to open 2016, U.S. Treasuries played their traditional role of safe haven, sending yields on U.S. ten year treasury notes down to 1.53% intraday on February 11th, the lowest since August of 2012. The recovery in risk assets to close out the first quarter did result in some reversal higher in U.S. Treasury yields, though on the quarter through March 23rd, the yield on the 10 year note declined by 50 basis points to 1.77%. New frontiers were broken in other developed country bond markets where the Japanese 10 year yield declined a similar 38 basis points on the quarter through March 23rd, though in the case of Japan, yields declined to new historic lows of negative 0.11% on the heels of the introduction of negative deposit rates by the BOJ on January 28th. German 10 year yields declined 48 basis points on the quarter – plumbing depths as low as 11 basis points in late February.

With the recovery in growth assets and energy markets, U.S. credit markets also benefitted, particularly U.S. High Yield where the option adjusted spread declined from a five year high of 8.39% on February 11th to 6.56% on March 31st. Investment grade spreads also tightened smartly in the second half of the quarter falling from a seven year high of 2.79% on February 11th for the Barclays long credit index to 2.23% to close the quarter.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years. That seemingly endless selloff in energy contributed to a sharp lowering of realized and anticipated global inflation, depressed yields on government debt, widened spreads on U.S. high yield bonds and ultimately elevated fears of an immediate global growth deceleration. All these market trends reversed sharply with the rally in energy prices that commenced in February, though some of the cross asset class momentum appeared to abate and decouple from energy in April.

After showing signs of pause in late April, the commodity led global reflation rally in growth assets retreated during the early part of May before mounting a spirited finish to close the month. Leading the way was crude oil** which finished May just shy of $50 for a fourth consecutive monthly gain and up 87% from February 11th. Global equity markets also ended the month broadly higher with a strong showing the last week of the month. Under the surface, however, market performance in May presented a more unbalanced picture of global healing than earlier stages of the reflation rally the prior two months. While crude oil gained 5.2% for May, the broader Bloomberg Commodity Total Return Index declined 0.2% as precious and industrial metals each declined more than 7%. Across global equities, emerging markets were down on the month, broadly underperforming most developed markets. Also breaking recent trend, the U.S. dollar posted a gain of 3% in May after declining the prior three months.

One of the notable developments driving markets in May was the re-emergence of expectations the U.S. Federal Reserve (Fed) would contemplate raising rates during the middle of 2016, something that had been given scant probability at the beginning of the month. To wit, on May 10th the market based probability the Fed would raise rates by July stood at a negligible 17%. Following a string of better than expected economic reports, notably retail sales, and the release of more hawkish than expected minutes from the April FOMC meeting, the probability of a hike by July increased to a better than even 55% on May 24th. Adding further credence to the market implied probabilities as well as statements by board colleagues, Janet Yellen declared in a conversation at Harvard University on May 26th that “It’s appropriate for the Fed to gradually and cautiously increase our overnight interest rate over time and probably in the coming months such a move would be appropriate”. While a better economic data flow increased the odds of near term Fed tightening, other releases suggested possibly limited upside for the economy. The revised Q1 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters, contributing to weaker contemporaneous and likely future capital spending.

Market watchers anticipating the Federal Reserve (Fed) would be following through with a near term rate increase based on the strength of U.S. economic data were required to significantly adjust expectations on June 3rd with the release of the May U.S. non-farm payrolls report. The preliminary release showed a paltry increase of just 38,000 jobs against expectations for 160,000 and was the lowest initial reading since August of 2011. On the day of the release, expectations for a Fed interest rate increase by then end of July priced in Federal Funds futures declined from about even to less than 20%. As the month continued, the prospect of a possible ‘leave’ vote in the British referendum to remain in the European Union further decreased the possibility the Fed would be raising rates. Once the unexpected ‘leave’ vote result was confirmed on the morning of June 24th, the resulting uncertainty took the likelihood of any Fed tightening for the rest of 2016 down close to zero and even an increase in through the end of 2017 was priced at less than one third. The re-pricing of rate expectations took place across the yield curve in June, taking the U.S. 30 year treasury yield lower by 36 basis points to a near record low of 2.28% by month end.

After fighting to a little better than a draw to close the first quarter of 2016, global developed equities continued to make modest gains in April and May before pausing somewhat in June ahead of the British referendum on continuing EU membership and subsequently falling sharply once a British exit vote was confirmed. The oscillations left the MSCI World index up 1.0% for the quarter and 0.7% since the start of the year. U.S. investors fared best in developed equities by investing at home with the S&P 500 posting year to date gains of 3.8% versus negative returns over the same time period in the MSCI Europe Index (-5.1%) and MSCI Pacific Index (-2.9%). Investors in Emerging Markets fared slightly better overall for the first half of the year, with the MSCI Emerging Markets notching a gain of 6.4%.

Amidst a combination of a still subdued outlook for growth and inflation, expanded bond buying programs by the Bank of Japan and European Central bank, and finally the uncertainty introduced by ‘Brexit’, investors in global government bonds, particularly long duration bonds fared well in the second quarter of 2016. Despite a yield to maturity of just 57 basis points to start the second quarter, U.S. based investors in the Citigroup World Non-U.S. Dollar Government Bond Index enjoyed a return of 4% for the quarter on a 20 basis point decline in index yield. Investors in long duration U.S. Treasuries also benefited from a 32 basis point decline in the Barclays U.S Long Treasury Index yield to earn a total return for the quarter of 6.4% and a year to date gain of 15%. Investors in U.S. investment grade corporate bonds experienced similar outcomes as investors in government bonds for the quarter with spreads finishing the quarter just several basis points lower. Investors in U.S. High Yield bonds in turn fared better with more dramatic spread compression commensurate with the recovery in oil prices. Spreads on the Barclays U.S. High Yield Index declined 61 basis points during the second quarter as the index provided a total return of 5.5% for the quarter and 9.0% year to date.

Outcome and Look Ahead

The end of June 2016 marks seven years since the end of the last US recession. From a longevity standpoint, this current economic expansion is two years longer than average for all preceding post- WWII US business cycle expansions, yet what we have gained in duration we have lost in economic vigor. The current episode of expansion has exhibited the lowest growth rate on record since quarterly data began to be compiled in 1947. Financial markets, for their part, are flashing mixed signals as to where we may be in this very uneven expansion. Corporate earnings have been stuck in year-over-year declines for four consecutive quarters, and that lack of upside in earnings growth has arguably played a role in the failure of the S&P 500 to reach a new high level since May 21st of 2015. Look to fixed income markets, and the outlook for the economy is similarly cloudy. One of the more popular recession forecasting indicators, inversion of the yield curve, is difficult to imagine these days with short rates still anchored near zero. But the trend has certainly been toward a flatter yield curve with the 30-year US Treasury yield less 2-year yield spread narrowing to its lowest level since January of 2008, the onset of the last recession. Often thought of as a proxy for combined longer term growth and inflation expectations, the 30-year Treasury yield itself at 2.3% at the end of June portends at best a very subdued outlook. It would be incomplete of course to ignore the impact markets and central banks outside the United States are playing in ultralow bond yields.

Looking forward for the rest of 2016, we continue to view equity markets through a cautious lens. The portfolio remains underweight across most major segments of equity markets – domestic, international developed and emerging. The underweight in part reflects a perceived decline in the efficacy of monetary policy support in the Eurozone and Japan, as well as the threat of potential spillover effects from political and macroeconomic risks across regions. Within growth-oriented assets, REITs continue to look attractive and the portfolio maintains an overweight allocation. REITs are supported by factors including the current low interest rate environment and an attractive yield spread over treasuries. In fixed income, with long-run growth and inflation prospects still muted, the expectation is that the long end of the curve will remain well-anchored. Further, given the mostly favorable policy backdrop and near record low default rates in high yield bonds, the portfolio maintains a cautiously optimistic outlook with a small overweight to credit assets. Additional allocations include overweight positions in cash and gold. Cash represents a true defensive allocation, driven in large part by generally unattractive expected returns across other asset classes. Gold is one of the strongest assets hailing out of our quant modeling and resulting forecasts. The favorable outlook for gold is driven by strong price trends as well as a variety of fundamental factors, such as low real interest rates and volatility across currencies.

Sincerely,

JNF Advisors, Inc

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 6/30/16

*	All in U.S. Dollars

**	WTI front month contract

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Past performance is not a guarantee of future results.

The performance figures contained herein are provided on a net of fees basis and do reflect the deduction of advisory or other fees. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in USD.

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

Because of their narrow focus, sector investing tends to be more volatile than investments that diversify across many sectors and companies.

Investing involves risk including the risk of loss of principal.

Equity securities may fluctuate in value in response to the activities of individual companies and general market and economic conditions.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Diversification does not ensure a profit or guarantee against loss.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

SSGA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

Please review your own account performance via www.ssga.com or contact your Relationship Manager.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

2016 State Street Corporation - All Rights Reserved

SA-2087
Exp Date: 10/31/16

JNF SSgA Sector Rotation Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Portfolio’s performance figures* for the periods ended June 30, 2016, as compared to its benchmark:

					Since
	Six Months	One Year	Three Year	Five Year	Inception**
JNF SSgA Sector Rotation Portfolio	(0.77)%	(3.35)%	8.22%	9.04%	4.55%
S&P 500 Index ***	2.69%	1.73%	9.33%	9.71%	3.84%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross expense ratio, per its most recent prospectus, is 1.37%. For performance information current to the most recent month-end, please call 1-866-667-0564.

**	Inception date is May 1, 2007.

***	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of June 30, 2016

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	81.4%
Short-Term Investments	17.2%
Other Assets Less Liabilities - Net	1.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Sector Rotation Portfolio

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 81.4%
	EQUITY FUNDS - 81.4%
199,937	SPDR Consumer Discretionary Select Sector Fund	$15,605,083
255,712	SPDR Consumer Staples Select Sector Fund	14,102,517
29,394	SPDR Energy Select Sector Fund	2,005,846
203,494	SPDR Financial Select Sector Fund	4,645,768
57,337	SPDR Health Care Select Sector Fund	4,112,210
253,661	SPDR Industrial Select Sector Fund	14,194,870
19,295	SPDR Materials Select Sector Fund	894,130
146,815	SPDR Technology Select Sector Fund	6,365,898
19,702	SPDR Utilities Select Sector Fund	1,033,764
	TOTAL EXCHANGE TRADED FUNDS (Cost - $60,997,103)	62,960,086

	SHORT-TERM INVESTMENTS - 17.2%
	MONEY MARKET FUND - 17.2%
13,339,950	Federated Prime Obligations Fund, to yield 0.37% (Cost - $13,339,950) *	13,339,950

	TOTAL INVESTMENTS - 98.6% (Cost - $74,337,053) (a)	$76,300,036
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%	1,067,391
	NET ASSETS - 100.0%	$77,367,427

*	Variable rate security, the money market rate shown represents the rate at June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $74,680,580 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,059,379
Unrealized depreciation:	(439,923)
Net unrealized appreciation:	$1,619,456

See accompanying notes to these financial statements.

Dear Shareholders:

We are pleased to present you with the JNF SSGA Tactical Allocation Portfolio Semi-Annual Report for 2016.

Portfolio returns were positive on an absolute basis and negative on a relative basis, 0.61% for the portfolio versus custom blended benchmark returns of 2.55%. **** (Net of Fee)

●	US Equities – A broad underweight in US equities hurt absolute and relative performance as the S&P 500 gained nearly 4% for the first half of the year.

●	Non-US Equities – Overweight holdings in Europe and developed Asia were the single largest performance detractors as those markets lagged the rest of the world. The portfolio’s Asia position in particular suffered from being currency hedged while the Japanese yen was rising versus the US dollar.

●	REITs – Real estate was the portfolio’s best asset class, and the portfolio’s bullish position in US REITs added meaningfully to returns. The asset class benefitted from a search for yield as global interest rates fell throughout 2016.

●	Fixed Income – An overweight to long US government bonds helped performance, but positioning in broad fixed income aggregates detracted. The portfolio’s high yield overweight was a small positive contributor versus the benchmark.

●	Commodities – Gold was introduced to the portfolio for the first time and was funded mainly from cash. The combination of a reflationary environment, stable dollar and abundant policy risk helped lift gold on the quarter and the allocation boosted the relative returns of the portfolio.

●	Cash – The portfolio held an overweight to cash throughout 2016, which detracted from performance given the positive returns of the benchmark.

The Market and Economy

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid sell off in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. And finally, data releases in January from the U.S. reflected at best a stumbling economic picture to close out 2015 with still strong payrolls contrasting with a contracting manufacturing sector and 2015Q4 growth registering an initially reported barely positive 0.7% on annualized basis.

The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500 to a modest 1.4%* gain for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (ECB) on March 10th and verbally by U.S. Federal Reserve Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

With the selloff in global equities to open 2016, U.S. Treasuries played their traditional role of safe haven, sending yields on U.S. ten year treasury notes down to 1.53% intraday on February 11th, the lowest since August of 2012. The recovery in risk assets to close out the first quarter did result in some reversal higher in U.S. Treasury yields, though on the quarter through March 23rd, the yield on the 10 year note declined by 50 basis points to 1.77%. New frontiers were broken in other developed country bond markets where the Japanese 10 year yield declined a similar 38 basis points on the quarter through March 23rd, though in the case of Japan, yields declined to new historic lows of negative 0.11% on the heels of the introduction of negative deposit rates by the BOJ on January 28th. German 10 year yields declined 48 basis points on the quarter – plumbing depths as low as 11 basis points in late February.

With the recovery in growth assets and energy markets, U.S. credit markets also benefitted, particularly U.S. High Yield where the option adjusted spread declined from a five year high of 8.39% on February 11th to 6.56% on March 31st. Investment grade spreads also tightened smartly in the second half of the quarter falling from a seven year high of 2.79% on February 11th for the Barclays long credit index to 2.23% to close the quarter.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years. That seemingly endless selloff in energy contributed to a sharp lowering of realized and anticipated global inflation, depressed yields on government debt, widened spreads on U.S. high yield bonds and ultimately elevated fears of an immediate global growth deceleration. All these market trends reversed sharply with the rally in energy prices that commenced in February, though some of the cross asset class momentum appeared to abate and decouple from energy in April.

After showing signs of pause in late April, the commodity led global reflation rally in growth assets retreated during the early part of May before mounting a spirited finish to close the month. Leading the way was crude oil** which finished May just shy of $50 for a fourth consecutive monthly gain and up 87% from February 11th. Global equity markets also ended the month broadly higher with a strong showing the last week of the month. Under the surface, however, market performance in May presented a more unbalanced picture of global healing than earlier stages of the reflation rally the prior two months. While crude oil gained 5.2% for May, the broader Bloomberg Commodity Total Return Index declined 0.2% as precious and industrial metals each declined more than 7%. Across global equities, emerging markets were down on the month, broadly underperforming most developed markets. Also breaking recent trend, the U.S. dollar posted a gain of 3% in May after declining the prior three months.

One of the notable developments driving markets in May was the re-emergence of expectations the U.S. Federal Reserve (Fed) would contemplate raising rates during the middle of 2016, something that had been given scant probability at the beginning of the month. To wit, on May 10th the market based probability the Fed would raise rates by July stood at a negligible 17%. Following a string of better than expected economic reports, notably retail sales, and the release of more hawkish than expected minutes from the April FOMC meeting, the probability of a hike by July increased to a better than even 55% on May 24th. Adding further credence to the market implied probabilities as well as statements by board colleagues, Janet Yellen declared in a conversation at Harvard University on May 26th that “It’s appropriate for the Fed to gradually and cautiously increase our overnight interest rate over time and probably in the coming months such a move would be appropriate”. While a better economic data flow increased the odds of near term Fed tightening, other releases suggested possibly limited upside for the economy. The revised Q1 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters, contributing to weaker contemporaneous and likely future capital spending.

Market watchers anticipating the Federal Reserve (Fed) would be following through with a near term rate increase based on the strength of U.S. economic data were required to significantly adjust expectations on June 3rd with the release of the May U.S. non-farm payrolls report. The preliminary release showed a paltry increase of just 38,000 jobs against expectations for 160,000 and was the lowest initial reading since August of 2011. On the day of the release, expectations for a Fed interest rate increase by then end of July priced in Federal Funds futures declined from about even to less than 20%. As the month continued, the prospect of a possible ‘leave’ vote in the British referendum to remain in the European Union further decreased the possibility the Fed would be raising rates. Once the unexpected ‘leave’ vote result was confirmed on the morning of June 24th, the resulting uncertainty took the likelihood of any Fed tightening for the rest of 2016 down close to zero and even an increase in through the end of 2017 was priced at less than one third. The re-pricing of rate expectations took place across the yield curve in June, taking the U.S. 30 year treasury yield lower by 36 basis points to a near record low of 2.28% by month end.

After fighting to a little better than a draw to close the first quarter of 2016, global developed equities continued to make modest gains in April and May before pausing somewhat in June ahead of the British referendum on continuing EU membership and subsequently falling sharply once a British exit vote was confirmed. The oscillations left the MSCI World index up 1.0% for the quarter and 0.7% since the start of the year. U.S. investors fared best in developed equities by investing at home with the S&P 500 posting year to date gains of 3.8% versus negative returns over the same time period in the MSCI Europe Index (-5.1%) and MSCI Pacific Index (-2.9%). Investors in Emerging Markets fared slightly better overall for the first half of the year, with the MSCI Emerging Markets notching a gain of 6.4%.

Amidst a combination of a still subdued outlook for growth and inflation, expanded bond buying programs by the Bank of Japan and European Central bank, and finally the uncertainty introduced by ‘Brexit’, investors in global government bonds, particularly long duration bonds fared well in the second quarter of 2016. Despite a yield to maturity of just 57 basis points to start the second quarter, U.S. based investors in the Citigroup World Non-U.S. Dollar Government Bond Index enjoyed a return of 4% for the quarter on a 20 basis point decline in index yield. Investors in long duration U.S. Treasuries also benefited from a 32 basis point decline in the Barclays U.S Long Treasury Index yield to earn a total return for the quarter of 6.4% and a year to date gain of 15%. Investors in U.S. investment grade corporate bonds experienced similar outcomes as investors in government bonds for the quarter with spreads finishing the quarter just several basis points lower. Investors in U.S. High Yield bonds in turn fared better with more dramatic spread compression commensurate with the recovery in oil prices. Spreads on the Barclays U.S. High Yield Index declined 61 basis points during the second quarter as the index provided a total return of 5.5% for the quarter and 9.0% year to date.

Outcome and Look Ahead

The end of June 2016 marks seven years since the end of the last US recession. From a longevity standpoint, this current economic expansion is two years longer than average for all preceding post- WWII US business cycle expansions, yet what we have gained in duration we have lost in economic vigor. The current episode of expansion has exhibited the lowest growth rate on record since quarterly data began to be compiled in 1947. Financial markets, for their part, are flashing mixed signals as to where we may be in this very uneven expansion. Corporate earnings have been stuck in year-over-year declines for four consecutive quarters, and that lack of upside in earnings growth has arguably played a role in the failure of the S&P 500 to reach a new high level since May 21st of 2015. Look to fixed income markets, and the outlook for the economy is similarly cloudy. One of the more popular recession forecasting indicators, inversion of the yield curve, is difficult to imagine these days with short rates still anchored near zero. But the trend has certainly been toward a flatter yield curve with the 30-year US Treasury yield less 2-year yield spread narrowing to its lowest level since January of 2008, the onset of the last recession. Often thought of as a proxy for combined longer term growth and inflation expectations, the 30-year Treasury yield itself at 2.3% at the end of June portends at best a very subdued outlook. It would be incomplete of course to ignore the impact markets and central banks outside the United States are playing in ultralow bond yields.

Looking forward for the rest of 2016, the portfolio continues to view equity markets through a cautious lens. The portfolio remains underweight across most major segments of equity markets – domestic, international developed and emerging. The underweight in part reflects a perceived decline in the efficacy of monetary policy support in the Eurozone and Japan, as well as the threat of potential spillover effects from political and macroeconomic risks across regions. Within growth-oriented assets, REITs continue to look attractive and we maintain an overweight allocation. REITs are supported by factors including the current low interest rate environment and an attractive yield spread over treasuries. In fixed income, with long-run growth and inflation prospects still muted, we expect the long end of the curve to remain well-anchored. Further, given the mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook with a small overweight to credit assets. Additional allocations include overweight positions in cash and gold. Cash represents a true defensive allocation, driven in large part by generally unattractive expected returns across other asset classes. Gold is one of the strongest assets hailing out of our quant modeling and resulting forecasts. The favorable outlook for gold is driven by strong price trends as well as a variety of fundamental factors, such as low real interest rates and volatility across currencies.

Sincerely,

JNF Advisors, Inc.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 6/30/16

*	All in U.S. Dollars

**	WTI front month contract

****	70% MSCI ACWI IMI Index and 30% Barclays US Agg

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Past performance is not a guarantee of future results.

The performance figures contained herein are provided on a net of fees basis and do reflect the deduction of advisory or other fees. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in USD.

The index returns are net of fee and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

Investing involves risk including the risk of loss of principal.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investments in small-sized companies may involve greater risks than in those of larger, better known companies.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds, is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

Currency Risk is a form of risk that arises from the change in price of one currency against another. Whenever investors or companies have assets or business operations across national borders, they face currency risk if their positions are not hedged.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

SSGA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

Please review your own account performance via www.ssga.com or contact your Relationship Manager.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com
© 2016 State Street Corporation - All Rights Reserved

SA-2087

Exp Date: 10/31/16

JNF SSgA Tactical Allocation Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Portfolio’s performance figures* for the periods ended June 30, 2016, as compared to its benchmarks:

					Since
	Six Months	One Year	Three Year	Five Year	Inception**
JNF SSgA Tactical Allocation Portfolio	0.61%	(4.39)%	4.67%	6.28%	4.50%
Barclay’s Capital US Aggregate Bond Index ***	5.31%	6.00%	4.06%	3.76%	4.82%
MSCI All Country World Index ***	1.23%	(3.73)%	6.03%	5.38%	2.43%
Blended Benchmark Index ***	2.55%	(0.67)%	5.60%	5.11%	3.49%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross expense ratio, per its most recent prospectus, is 1.91%. For performance information current to the most recent month-end, please call 1-866-667-0564.

**	Inception date is May 1, 2007.

***	The Blended Benchmark Index represents a blend of 70% MSCI All Country World Index and 30% Barclay’s Capital US Aggregate Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2016

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	44.6%
Exchange Traded Funds - Debt	40.7%
Exchange Traded Funds - Commodity	7.5%
Short-Term Investments	7.2%
Other Assets Less Liabilities - Net	0.0%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 92.8%
	COMMODITY FUNDS - 7.5%
27,728	PowerShares DB Gold Fund *	$1,197,018

	DEBT FUNDS - 40.7%
36,883	SPDR Barclays Aggregate Bond ETF	2,191,219
40,855	SPDR Barclays High Yield Bond ETF	1,458,523
29,466	SPDR Barclays Intermediate Term Corporate Bond ETF	1,028,069
8,933	SPDR Barclays Intermediate Term Treasury ETF	550,719
22,147	SPDR Barclays TIPS ETF	1,287,848
		6,516,378
	EQUITY FUNDS - 44.6%
4,134	SPDR Consumer Discretionary Select Sector Fund	322,659
5,929	SPDR Consumer Staples Select Sector Fund	326,984
24,566	SPDR Dow Jones International Real Estate ETF	1,018,506
13,064	SPDR Dow Jones REIT ETF	1,298,954
5,789	SPDR Industrial Select Sector Fund	323,952
976	SPDR S&P 500 ETF Trust	204,501
14,450	SPDR S&P 500 Growth ETF Trust	1,458,150
68,573	SPDR S&P World ex-US ETF	1,709,525
7,788	WisdomTree Europe Hedged Equity Fund	393,528
2,038	WisdomTree Japan Hedged Equity Fund	79,034
		7,135,793

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,491,839)	14,849,189

	SHORT-TERM INVESTMENTS - 7.2%
	MONEY MAKRET FUND - 7.2%
1,158,288	Federated Prime Obligations Fund, to yield 0.37% (Cost - $1,158,288) **	1,158,288

	TOTAL INVESTMENTS - 100.0% (Cost - $15,650,127) (a)	$16,007,477
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	(3,505)
	NET ASSETS - 100.0%	$16,003,972

ETF - Exchange Traded Funds

TIPS - Treasury Inflation Protected Securities

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,740,766 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$468,894
Unrealized depreciation:	(202,183)
Net unrealized appreciation:	$266,711

See accompanying notes to these financial statements.

Dear Shareholders:

We are presenting you with the JNF Exceed Defined Shield Index Portfolio Semi-Annual Report for 2016.

Please note the fund changed the sub-advisor from State Street Global Advisors to Exceed Advisory on February 22nd, 2016. The Exceed strategy utilizes a different investment strategy and thus may have different investment outcomes than the previous sub-advisor.

Understanding the Fund’s Performance in 1H 2016

Since the S&P 500 stayed within the bounds of +15% and -12.5% over the course of the first six months of 2016, performance of the fund was fairly similar to performance for the S&P 500 overall (The S&P 500 Total Return between February 22nd, 2016 and June 30th, 2016 was 8.66%; the return of the fund was 5.53%). The fund return YTD is 2.59%, which includes the prior sub-advisor change from SSGA to Exceed in February.

The Market and Economy

The first half of 2016 has seen a fair amount of volatility – from the market declines in January and February of almost 10%, to the almost 10% appreciation between February and June, to the Brexit decline at the end of June, this has been a roller coaster environment.

This roller coaster illustrates two themes which speak to the very purpose of the Nasdaq Exceed Defined Protection Index (“EXPROT”), which the fund tracks. EXPROT uses option strategies to provide controlled exposure to the S&P 500 with tail risk protection ****. The first theme is gap risk – the possibility of the market opening up so far below the prior day’s close that investors miss the opportunity to exit before taking a big hit, or conversely markets opening so far above the prior day’s close that investors miss the opportunity to enter at a reasonable price. The second theme is market timing – how many investors, both retail and professional, got shaken out by the January and February drops and missed the rally between February and June.

There are few ways to mitigate exposure to gap risk – when markets open down, you cannot exit with a small loss as there is no opportunity to sell with a small loss, and the same is true regarding purchasing when markets open up. An investment product which is very effective at mitigating gap risks are options as they provide a contractual level where you can purchase or sell an underlying security regardless of where that security may be trading. So, for example, if you buy a protection “put” option on the S&P 500 giving you the right to sell the S&P 500 @ 1900, and the S&P declines overnight to 1800, you would save yourself the drop from 1900 to 1800 because you can force a sale at 1900.

The fund maintains a downside put portfolio at all times in order to provide a clear, pre-defined limit to downside exposure. These puts are purchased proactively in order to position the fund for any negative market movement – whether a slow drift down or a large gap. The fund similarly maintains a call portfolio at all times to provide pre-defined upside exposure.

The fund attempts to provide the protection levels by utilizing options to enable investors to stay the course, knowing that the protective puts in the fund are used to mitigate any significant downward moves.

**** The fund seeks to generate returns by purchasing call spreads on the S&P 500, which are funded by both writing put spreads as well as the interest income earned from a credit portfolio the fund invests in. The targeted net effect to the investor is annual exposure to the S&P 500 bounded by:

●	Not participating in losses below approximately -12.5%

●	Not participating in gains above approximately 15%

Sincerely,

JNF Advisors, Inc.

JNF Exceed Defined Shield Index Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Portfolio’s performance figures* for the periods ended June 30, 2016, as compared to its benchmark:

			Since
	Six Months	One Year	Inception**
JNF Exceed Defined Shield Index Portfolio	2.59%	(0.96)%	1.45%
Barclay’s U.S. High Yield Very Liquid Index ***	8.90%	0.92%	1.00%
S&P 500 Total Return Index ****	3.84%	3.99%	7.24%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the prformance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 2.45%. For performance information current to the most recent month-end, please call 1-866-667-0564.

**	Inception date is March 5, 2014.

***	The Barclays U.S. High Yield Very Liquid Index (VLI) is a more liquid version of the U.S. High Yield Index that covers USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Investors cannot invest directly in an index.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of June 30, 2016

Holdings by Type	% of Net Assets
Exchange Traded Funds - Debt	81.1%
Short-Term Investments	13.1%
Purchased Call Options	5.6%
Purchased Put Options	1.7%
Other Assets Less Liabilities - Net	(1.5)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF Exceed Defined Shield Index Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 81.1%
	DEBT FUNDS - 81.1%
8,183	Guggenheim BulletShares 2018 Corporate Bond ETF	$174,871
6,400	iShares 1-3 Year Credit Bond ETF	678,976
5,300	SPDR Barclays Short Term Corporate Bond ETF	163,134
1,700	Vanguard Short-Term Corporate Bond ETF	137,428
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,140,936)	1,154,409

Contracts *
	PURCHASED PUT OPTIONS ** - 1.7%
3	SPDR S&P 500 ETF	192
	Expiration August 2016, Exercise Price $187
14	SPDR S&P 500 ETF	966
	Expiration August 2016, Exercise Price $188
15	SPDR S&P 500 ETF	5,010
	Expiration December 2016, Exercise Price $183
2	SPDR S&P 500 ETF	704
	Expiration December 2016, Exercise Price $185
17	SPDR S&P 500 ETF	5,984
	Expiration March 2017, Exercise Price $170
15	SPDR S&P 500 ETF	10,125
	Expiration June 2017, Exercise Price $180
2	SPDR S&P 500 ETF	1,582
	Expiration June 2017, Exercise Price $185
	TOTAL PURCHASED PUT OPTIONS (Cost - $44,128)	24,563

	PURCHASED CALL OPTIONS ** - 5.6%
9	SPDR S&P 500 ETF ^	2,349
	Expiration August 2016, Exercise Price $212
8	SPDR S&P 500 ETF ^	1,712
	Expiration August 2016, Exercise Price $213
2	SPDR S&P 500 ETF ^	2,214
	Expiration December 2016, Exercise Price $205
15	SPDR S&P 500 ETF ^	11,985
	Expiration December 2016, Exercise Price $210
10	SPDR S&P 500 ETF ^	22,720
	Expiration March 2017, Exercise Price $190
7	SPDR S&P 500 ETF ^	14,182
	Expiration March 2017, Exercise Price $195
16	SPDR S&P 500 ETF ^	23,808
	Expiration June 2017, Exercise Price $205
1	SPDR S&P 500 ETF ^	1,203
	Expiration June 2017, Exercise Price $210
	TOTAL PURCHASED CALL OPTIONS (Cost - $67,398)	80,173

See accompanying notes to these financial statements.

JNF Exceed Defined Shield Index Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 13.1%
	MONEY MARKET FUND - 13.1%
186,934	Federated Prime Obligations Fund, to yield 0.37% *** (Cost - $186,934)	$186,934

	TOTAL INVESTMENTS - 101.5% (Cost - $1,439,396) (a)	$1,446,079
	OTHER ASSETS LESS LIABILITIES - NET - (1.5)%	(21,902)
	NET ASSETS - 100.0%	$1,424,177

ETF - Exchange Traded Funds

*	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

**	Non-income producing.

^	Subject to written option.

***	Variable rate security, the money market rate shown represents the rate at June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $1,357,722 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$62,056
Unrealized depreciation:	(46,831)
Net unrealized appreciation:	$15,225

Contracts *
	PUT OPTIONS WRITTEN ** - 4.4%
9	SPDR S&P 500 ETF	$4,770
	Expiration August 2016, Exercise Price $212
8	SPDR S&P 500 ETF	4,784
	Expiration August 2016, Exercise Price $213
2	SPDR S&P 500 ETF	1,640
	Expiration December 2016, Exercise Price $205
15	SPDR S&P 500 ETF	14,925
	Expiration December 2016, Exercise Price $210
10	SPDR S&P 500 ETF	6,790
	Expiration March 2017, Exercise Price $190
7	SPDR S&P 500 ETF	5,607
	Expiration March 2017, Exercise Price $195
16	SPDR S&P 500 ETF	22,032
	Expiration June 2017, Exercise Price $205
1	SPDR S&P 500 ETF	1,574
	Expiration June 2017, Exercise Price $210
	TOTAL WRITTEN PUT OPTIONS (Premiums recieved - $97,118) (a)	$62,122

See accompanying notes to these financial statements.

JNF Exceed Defined Shield Index Portfolio

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2016

Contracts *		Value
	CALL OPTIONS WRITTEN ** - 0.8%
2	SPDR S&P 500 ETF	$46
	Expiration December 2016, Exercise Price $235
15	SPDR S&P 500 ETF	150
	Expiration December 2016, Exercise Price $240
14	SPDR S&P 500 ETF	6,804
	Expiration March 2017, Exercise Price $220
3	SPDR S&P 500 ETF	930
	Expiration March 2017, Exercise Price $225
13	SPDR S&P 500 ETF	2,600
	Expiration June 2017, Exercise Price $235
4	SPDR S&P 500 ETF	480
	Expiration June 2017, Exercise Price $240
	TOTAL WRITTEN CALL OPTIONS (Premiums recieved - $8,880) (a)	$11,010

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2016

	JNF SSgA Sector	JNF SSgA Tactical	JNF Exceed Defined
	Rotation Portfolio	Allocation Portfolio	Shield Index Portfolio

ASSETS
Investments, at cost	$74,337,053	$15,650,127	$1,439,396
Investments in securities, at value	$76,300,036	$16,007,477	$1,446,079
Cash	—	—	13,230
Due from Advisor	—	—	9,304
Receivable for securities sold	1,244,661	269,985	—
Dividends and interest receivable	2,585	7,912	60
Receivable for fund shares sold	—	3,895	—
Prepaid expenses and other assets	344	82	39,418
TOTAL ASSETS	77,547,626	16,289,351	1,508,091

LIABILITIES
Payable for portfolio shares redeemed	20,952	—	558
Payable for securities purchased	64,123	247,646	—
Investment advisory fees payable	41,447	7,228	—
Distribution (12b-1) fees payable	15,946	3,281	293
Options written, at value (Premiums received $105,998)	—	—	73,132
Payable to related parties	21,233	11,648	79
Trustee fees payable	950	2,832	—
Accrued expenses and other liabilities	15,548	12,744	9,852
TOTAL LIABILITIES	180,199	285,379	83,914

NET ASSETS	$77,367,427	$16,003,972	$1,424,177

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$77,345,905	$17,243,677	$1,550,506
Accumulated undistributed net investment income (loss)	440,964	(1,033)	70,766
Accumulated net realized loss from security transactions and options contracts	(2,382,425)	(1,596,022)	(236,644)
Net unrealized appreciation of investments and options contracts	1,962,983	357,350	39,549
NET ASSETS	$77,367,427	$16,003,972	$1,424,177

Shares of Beneficial Interest Outstanding	2,873,999	1,009,393	163,455
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$26.92	$15.86	$8.71

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2016

	JNF SSgA Sector	JNF SSgA Tactical	JNF Exceed Defined
	Rotation Portfolio	Allocation Portfolio	Shield Index Portfolio

INVESTMENT INCOME:
Dividends	$665,470	$190,621	$5,915
Interest	31,307	4,308	274
TOTAL INVESTMENT INCOME	696,777	194,929	6,189

EXPENSES:
Investment advisory fees	252,451	51,796	2,773
Distribution (12b-1) fees	97,097	19,922	1,387
Administration service fees	65,174	11,953	3,382
Audit Fees	19,524	6,280	3,766
Compliance officer fees	9,948	5,460	8,682
Printing and postage expense	8,750	1,199	2,686
Legal Fees	6,370	8,620	21,540
Trustees’ fees and expenses	5,460	5,032	5,032
Custodian fees	4,478	3,666	3,740
Insurance expenses	1,365	130	—
Other expenses	622	469	422
TOTAL EXPENSES	471,239	114,527	53,410

Less: Fees waived/reimbursed by the Advisor	—	(14,977)	(47,859)
NET EXPENSES	471,239	99,550	5,551

NET INVESTMENT INCOME	225,538	95,379	638

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
investment transactions	(1,926,939)	(1,321,702)	(87,696)
options purchased	—	—	(14,229)
options written	—	—	16,218
Net change in unrealized appreciation (depreciation) of:
investment transactions	998,762	1,291,723	84,383
options purchased	—	—	(6,790)
options written	—	—	32,866

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(928,177)	(29,979)	24,752

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(702,639)	$65,400	$25,390

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF SSgA Sector Rotation Portfolio		JNF SSgA Tactical Allocation Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,
	2016	2015	2016	2015
FROM OPERATIONS	(Unaudited)		(Unaudited)
Net investment income	$225,538	$215,756	$95,379	$277,000
Net realized loss on investments	(1,926,939)	(453,629)	(1,321,702)	(388,632)
Distributions of realized gains from other investment companies	—	—	—	117,466
Net change in unrealized appreciation (depreciation) on investments	998,762	(598,451)	1,291,723	(686,910)
Net Increase (Decrease) in Net Assets Resulting From Operations	(702,639)	(836,324)	65,400	(681,076)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	—	(548,329)	(96,412)	(395,635)
Net Realized Gains	—	(16,439,957)	—	(3,064,084)
Total Distributions to Shareholders	—	(16,988,286)	(96,412)	(3,459,719)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	147,221	1,806,770	352,226	699,638
Reinvestment of dividends and distributions	—	16,988,286	96,412	3,459,719
Cost of shares redeemed	(4,024,992)	(15,151,174)	(1,485,440)	(3,021,718)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(3,877,771)	3,643,882	(1,036,802)	1,137,639

TOTAL DECREASE IN NET ASSETS	(4,580,410)	(14,180,728)	(1,067,814)	(3,003,156)

NET ASSETS
Beginning of period	81,947,837	96,128,565	17,071,786	20,074,942
End of period*	$77,367,427	$81,947,837	$16,003,972	$17,071,786
* Includes accumulated net investment income (loss) of	$440,964	$215,426	$(1,033)	$—

SHARES ACTIVITY
Shares Sold	5,485	53,931	22,170	34,553
Shares Reinvested	—	666,730	6,116	218,011
Shares Redeemed	(152,320)	(463,377)	(95,506)	(154,309)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(146,835)	257,284	(67,220)	98,255

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF Exceed Defined
	Shield Index Portfolio
	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	(Unaudited)
FROM OPERATIONS
Net investment income	$638	$70,143
Net realized loss on investments and options	(85,707)	(128,862)
Distributions of realized gains from other investment companies	—	6,986
Net change in unrealized appreciation (depreciation) on investments and options	110,459	(83,859)
Net Increase (Decrease) in Net Assets Resulting From Operations	25,390	(135,592)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	—	(159,523)
Net Realized Gains	—	(73,084)
Total Dividends and Distributions to Shareholders	—	(232,607)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	530,261	1,341,997
Reinvestment of dividends and distributions	—	232,607
Cost of shares redeemed	(268,521)	(8,315,323)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	261,740	(6,740,719)

TOTAL INCREASE (DECREASE) IN NET ASSETS	287,130	(7,108,918)

NET ASSETS
Beginning of period	1,137,047	8,245,965
End of period*	$1,424,177	$1,137,047
* Includes undistributed net investment income of	$70,766	$70,128

SHARES ACTIVITY
Shares Sold	61,637	127,803
Shares Reinvested	—	27,891
Shares Redeemed	(32,112)	(798,926)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	29,525	(643,232)

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	JNF SSgA Sector Rotation Portfolio
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		December 31,		December 31,		December 31,	December 31,	December 31,
	2016		2015		2014		2013	2012	2011
	(Unaudited)
Net asset value, beginning of period	$27.13		$34.78		$32.32		$23.94	$20.60	$20.56
Activity from investment operations:
Net investment income (1)	0.08		0.08		0.19		0.12	0.22	0.09
Net realized and unrealized gain (loss) on investments	(0.29)		(0.89)		2.41		8.52	3.23	0.12
Total from investment operations	(0.21)		(0.81)		2.60		8.64	3.45	0.21

Less distributions from:
Net investment income	—		(0.22)		(0.14)		(0.26)	(0.11)	(0.17)
Net realized gains	—		(6.62)		—		—	—	—
Total distributions	—		(6.84)		(0.14)		(0.26)	(0.11)	(0.17)

Net asset value, end of period	$26.92		$27.13		$34.78		$32.32	$23.94	$20.60

Total return (2)	(0.77	)% (3)	(1.05)%		8.05%		36.18%	16.76%	1.06%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$77,367		$81,948		$96,129		$98,208	$80,267	$78,661

Ratios of expenses to average net assets	1.21	% (4,5)	1.24	% (4)	1.17	% (4)	1.17%	1.19%	1.15%

Ratios of net investment income to average net assets	0.58	% (5,6)	0.24	% (6)	0.56	% (6)	0.42%	0.97%	0.45%

Portfolio turnover rate	101	% (3)	107%		234%		125%	122%	123%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	Not annualized.

(4)	Does not include the expenses of the investment companies in which the Portfolio invests.

(5)	Annualized.

(6)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	JNF SSgA Tactical Allocation Portfolio
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		December 31,		December 31,		December 31,	December 31,	December 31,
	2016		2015		2014		2013	2012	2011
	(Unaudited)
Net asset value, beginning of period	$15.86		$20.52		$20.75		$17.46	$15.98	$15.27
Activity from investment operations:
Net investment income (1)	0.09		0.28		0.29		0.15	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.01		(1.16)		1.14		3.30	1.50	0.72
Total from investment operations	0.10		(0.88)		1.43		3.45	1.69	0.91

Less distributions from:
Net investment income	(0.10)		(0.39)		(0.37)		(0.16)	(0.21)	(0.20)
Net realized gains	—		(3.39)		(1.29)		—	—	—
Total distributions	(0.10)		(3.78)		(1.66)		(0.16)	(0.21)	(0.20)

Net asset value, end of period	$15.86		$15.86		$20.52		$20.75	$17.46	$15.98

Total return (2)	0.61	% (3)	(3.94)%		6.94%		19.80%	10.60%	6.01%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$16,004		$17,072		$20,075		$20,444	$19,143	$20,064

Ratios of expenses to average net assets after waivers	1.25	% (4,5)	1.25	% (4)	1.25	% (4)	1.25%	1.25%	1.23%

Ratios of expenses to average net assets before waivers	1.44	% (4,5)	1.64	% (4)	1.33	% (4)	1.35%	1.40%	1.36%

Ratios of net investment income to average net assets after waivers	1.20	% (5,6)	1.44	% (6)	1.35	% (6)	0.78%	1.13%	1.21%

Ratios of net investment income to average net assets before waivers	1.01	% (5,6)	1.05	% (6)	1.26	% (6)	0.68%	0.98%	1.08%

Portfolio turnover rate	99	% (3)	106%		186%		106%	77%	103%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.

(4)	Does not include the expenses of the investment companies in which the Portfolio invests.

(5)	Annualized.

(6)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	JNF Exceed Defined Shield Index Portfolio
	Six Months Ended		Year Ended	Period Ended
	June 30,		December 31,	December 31,
	2016		2015	2014 (1)
	(Unaudited)
Net asset value, beginning of period	$8.49		$10.61	$10.00
Activity from investment operations:
Net investment income (2)	0.00	(3)	0.16	0.30
Net realized and unrealized gain (loss) on investments (4)	0.22		(0.72)	0.31
Total from investment operations	0.22		(0.56)	0.61

Less distributions from:
Net investment income	—		(1.07)	—
Net realized gains	—		(0.49)	—
Total distributions	—		(1.56)	—

Net asset value, end of period	$8.71		$8.49	$10.61

Total return (5)	2.59%		(5.01)%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,424		$1,137	$8,246

Ratios of expenses to average net assets after waivers (6)	1.00	% (7)	1.00%	1.00	% (7)

Ratios of expenses to average net assets before waivers (6)	9.63	% (7)	2.42%	2.07	% (7)

Ratios of net investment income to average net assets after waivers (8)	0.12	% (7)	1.53%	3.46	% (7)

Ratios of net investment income (loss) to average net assets before waivers (8)	(8.51	)% (7)	0.10%	2.38	% (7)

Portfolio turnover rate	222	% (9)	81%	93	% (9)

(1)	The JNF Exceed Defined Shield Index Portfolio commenced operations on March 5, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(6)	Does not include the expenses of the investment companies in which the Portfolio invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(9)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2016

1.	ORGANIZATION

The JNF SSgA Sector Rotation Portfolio (the “SSgA Sector Rotation Portfolio”) (formerly known as JNF Equity Portfolio), the JNF SSgA Tactical Allocation Portfolio (the “SSgA Tactical Allocation Portfolio”) (formerly known as JNF Balanced Portfolio) and the JNF Exceed Defined Shield Index Portfolio (the “Exceed Defined Shield Index Portfolio”) (formerly known as JNF SSgA Retirement Income Portfolio) (each a “Portfolio” and collectively, the “Portfolios”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
SSgA Sector Rotation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
SSgA Tactical Allocation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
Exceed Defined Shield Index Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities and other assets held by the Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair value as determined in good faith by the Trust’s fair value team and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Portfolio will not change.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016, for the Portfolios’ investments measured at fair value:

SSgA Sector Rotation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$62,960,086	$—	$—	$62,960,086
Money Market Fund	13,339,950	—	—	13,339,950
Total	$76,300,036	$—	$—	$76,300,036

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2016

SSgA Tactical Allocation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,849,189	$—	$—	$14,849,189
Money Market Fund	1,158,288	—	—	1,158,288
Total	$16,007,477	$—	$—	$16,007,477

Exceed Defined Shield Index Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,154,409	$—	$—	$1,154,409
Put Options Purchased	24,563	—	—	24,563
Call Options Purchased	80,173	—	—	80,173
Money Market Fund	186,934	—	—	186,934
Total	$1,446,079	$—	$—	$1,446,079

Liabilities *	Level 1	Level 2	Level 3	Total
Put Options Written	$62,122	$—	$—	$62,122
Call Options Written	11,010	—	—	11,010
Total	$73,132	$—	$—	$73,132

The Portfolios did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

Dividends and Distributions to Shareholders – The following table summarizes each Portfolio’s investment income and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
SSgA Sector Rotation Portfolio	Annually	Annually
SSgA Tactical Allocation Portfolio	Quarterly	Annually
Exceed Defined Shield Index Portfolio	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Portfolios identify the major tax jurisdictions as the United States and the state of Nebraska. The Portfolios are not aware of any tax positions for which is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Portfolio writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Portfolio as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Portfolio effects a closing purchase transaction, the Portfolio realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Portfolio has written on any equity security is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Portfolio has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option. When a Portfolio writes a put option, the Portfolio must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

A Portfolio may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Portfolio’s portfolio. If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. During the period ended June 30, 2016, the Exceed Defined Shield Index Portfolio’s unrealized appreciation (depreciation) on options purchased and written subject to equity price risk amounted to $(6,790) and $32,866, respectively, and the realized gain (loss) on options purchased and written amounted to $(14,229) and $16,218, respectively.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2016:

	Asset Derivatives		Liability Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts	Investment securities at value	$104,736	Options Written, at value	$73,132

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of June 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation/depreciation from options written
Net realized gain (loss) on options purchased
Net change in unrealized appreciation/depreciation on options purchased

The following table summarizes the Portfolio’s written option activity:

Exceed Defined Shield Index Portfolio

	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	95	145,134	52	8,892
Options exercised	(13)	(18,061)	—	—
Options closed	(14)	(29,955)	(1)	(12)
Options outstanding, end of period	68	97,118	51	8,880

The notional value of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Portfolio of Investments and the amounts of realized and unrealized gains and losses on derivative instruments during the period as disclosed above serve as indicators of the volume of derivative activity for the Portfolio.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

Offsetting of Financial Assets and Derivative Assets

The following table presents the Portfolio’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2016.

Exceed Defined Shield Index Portfolio

			Gross Amounts of Assets Presented in the
Liabilities:			Statement of Assets & Liabilities
	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$73,132	(1)	$73,132	(2)	$—	$—
Total	$73,132		$73,132		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Portfolio	Purchases	Sales
SSgA Sector Rotation Portfolio	$64,122,360	$66,077,629
SSgA Tactical Allocation Portfolio	14,248,320	14,061,301
Exceed Defined Shield Index Portfolio	2,257,391	2,173,769

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

JNF Advisors, Inc. serves as the Portfolios’ investment advisor. SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-advisor to the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio. In addition, Exceed Advisory LLC (“Exceed”) and First Principal Capital Management LLC (“FPCM”) are the sub-advisors for the Exceed Defined Shield Index Portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of each sub-advisor, and the administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% of the SSgA Sector Rotation Portfolio’s and SSgA Tactical Allocation Portfolio’s and 0.50% of the Exceed Defined Shield Index Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement with each sub-advisor, the Advisor, not the Portfolios, pays a sub-advisory fee to each sub-advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2017, to waive a portion of its management fee and has agreed to reimburse each of the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) do not exceed 1.25% per annum of the SSgA Sector Rotation Portfolio’s and the SSgA Tactical Allocation Portfolio’s average daily net assets, and 1.00% of the Exceed Defined Shield Index Portfolio’s average daily net assets.

During the six months ended June 30, 2016, the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio	Waiver	Reimbursement
SSgA Tactical Allocation Portfolio	$14,977	$—
Exceed Defined Shield Index Portfolio	2,773	45,086

The Advisor did not waive any fees for the SSgA Sector Rotation Portfolio during the six months ended June 30, 2016.

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the relevant Portfolio and its shareholders.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

As of December 31, 2015, the Advisor has waived the following expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2016	December 31, 2017	December 31, 2018	Total
SSgA Tactical Allocation Portfolio	$19,459	$17,017	$74,457	$110,933
Exceed Defined Shield Index Portfolio	—	49,635	65,517	115,152

SSgA Sector Rotation Portfolio has no waived expenses subject to recapture.

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”). The Plan provides that a monthly distribution and service fee is calculated by each of the Portfolios at an annual rate of 0.25% of its average daily net assets. Pursuant to the Plan, each of the Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended June 30, 2016, the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio and Exceed Defined Shield Index Portfolio incurred $97,097, $19,922 and $1,387, respectively, in distribution and service fees under the Plan.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, each Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 was as follows:

	Ordinary	Long-Term	Return		Ordinary	Long-Term
Portfolio	Income	Capital Gains	of Capital	Total	Income	Capital Gains	Total
SSgA Sector Rotation Portfolio	$548,554	$16,439,732	$—	$16,988,286	$386,285	$—	$386,285
SSgA Tactical Allocation Portfolio	1,196,979	2,240,027	22,713	3,459,719	360,820	1,231,456	1,592,276
Exceed Defined Shield Index Portfolio	209,488	23,119	—	232,607	—	—	—

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Capital Loss	Unrealized	Total
	Ordinary	Carry	Appreciation/	Accumulated
Portfolio	Income	Forwards	(Depreciation)	Earnings/(Deficits)
SSgA Sector Rotation Portfolio	$215,426	$(111,959)	$620,694	$724,161
SSgA Tactical Allocation Portfolio	—	(183,681)	(1,025,012)	(1,208,693)
Exceed Defined Shield Index Portfolio	70,128	(126,613)	(95,234)	(151,719)

At December 31, 2015, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
SSgA Sector Rotation Portfolio	$111,959	$—	$111,959
SsgA Tactical Allocation Portfolio	183,681	—	183,681
Exceed Defined Shield Index Portfolio	118,405	8,208	126,613

The difference between book basis and tax basis accumulated net realized gains/losses and unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to the reclassification of Portfolio distributions, resulted in reclassification for the year ended December 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
SSgA Sector Rotation Portfolio	$—	$13,906	$(13,906)
SsgA Tactical Allocation Portfolio	(22,713)	116,543	(93,830)
Exceed Defined Shield Index Portfolio	—	(4)	4

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Exceed Defined Shield Index Portfolio currently seeks to achieve its investment objectives by investing a portion of its assets in iShares 1-3 Year Credit Bond ETF (the “Security”). The Portfolio may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of June 30, 2016, 47.7% of the Exceed Defined Shield Index Portfolio’s net assets were invested in iShares 1-3 Year Credit Bond ETF.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, Jefferson National Life Insurance Co. held approximately 100.0% of the voting securities of the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio and Exceed Defined Shield Index Portfolio.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

June 30, 2016

As a Portfolio shareholder, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	1/1/16	6/30/16	Period*	6/30/16	Period
JNF SSgA Sector Rotation Portfolio	1.21%	$1,000.00	$ 992.30	$ 5.99	$1,018.85	$ 6.07
JNF SSgA Tactical Allocation Portfolio	1.25%	$1,000.00	$1,006.10	$ 6.23	$1,018.65	$ 6.27
JNF Exceed Defined Shield Index Portfolio	1.00%	$1,000.00	$1,025.90	$ 5.04	$1,019.89	$ 5.02

*	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2016

JNF Exceed Defined Shield Index Portfolio – Sub-Adviser: Exceed Advisory LLC

In connection with the regular meeting held on November 16-17, 2015, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) and Exceed Advisory LLC (“Exceed”), with respect to JNF Exceed Defined Shield Index Portfolio (the “Portfolio”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement

Nature, Extent and Quality of Service. The Trustees noted that Exceed was established in September 2015 and is a wholly owned subsidiary of Exceed Investments LLC, founded in 2013. They further noted that Exceed serves as adviser to a newly launched mutual fund and publishes indexes which track investment portfolios similar to structured notes. The Trustees reviewed the background information of the personnel to be responsible for sub-advising the Fund noting that the investment team is comprised of financial industry veterans with varied expertise. They reviewed Exceed’s investment process noting it will seek to replicate the performance of Exceed developed NASDAQ Exceed Structures Protection Index (“EXPROT Index”) with the assistance of a secondary sub-adviser that will manage the fixed income component of the strategy once the Fund reaches sufficient size. The Trustees noted that Exceed will primarily utilize and identify the S&P 500 linked options to buy and sell on a daily basis to best replicate the EXPROT Index while monitoring the deviation between the Fund’s portfolio and the Index, and make adjustments as needed to align the Fund with the Index. They considered that JNF and Exceed will provide oversight of the secondary sub-adviser ensuring that the quality of the credit portfolio is maintained and managed according to the Fund’s strategy and objective. With respect to broker-dealer selection, they noted that Exceed evaluates broker execution quality to determine broker selection and its investment committee considers best execution practices at its monthly meeting. The Board noted that Exceed’s investment team’s in-depth knowledge of complex derivative products and its partnership with Nasdaq to launch a family of defined outcome indexes is an innovative way of achieving gains with some built-in loss protection. The Trustees noted that investment process involves a high degree of labor, which Exceed is well-suited to perform. The Board concluded that JNF appears to have found a qualified sub-adviser with a unique strategy that has the potential to benefit the Fund.

Performance. The Trustees reviewed the performance of the Exceed Structured Shield Index Strategy Fund, a newly formed mutual fund managed by Exceed with a strategy similar to that to be employed for the Fund. They noted the fund slightly outperformed the S&P 500 Index for the April 15, 2015 since inception period, but acknowledged that the very short period of performance is not necessarily indicative of the longer term potential. The Trustees acknowledged positively that Exceed did manage its other mutual fund with materially lower volatility relative to the S&P Index. The Trustees also reviewed backtested performance of the EXPROT Index, the index Exceed aims to track in managing the Fund. The Trustees concluded that, based on the adviser’s history of managing sub-advisory relationships and Exceed’s potential to deliver positive returns to the Fund, Exceed, under the guidance of JNF, has the potential to add value to shareholders and should be retained.

Fees and Expenses. The Trustees reviewed the sub-advisory fee proposed to be charged noting that the fee structure has a 5 bps increase at a predetermined asset level, but each proposed fee level is less than the fee charged by Exceed to its other clients. They discussed the license fee to be paid by Exceed. The Trustees further noted that the sub-advisory fee, at both the base and the higher level, does not impact the overall advisory fee paid by the Fund, and the lower fee at lower asset levels shows the sub-advisors willingness to partner with the adviser at low asset levels. After further discussion, the Trustees agreed that the fee is reasonable.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2016

Economies of Scale. The Trustees considered whether it is likely that Exceed would realize economies of scale with respect to the management of the Fund during the initial period of the agreement. They agreed that the Fund is relatively small and achieving any economies is unlikely. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the fee, including the ascending breakpoint, was acceptable.

Profitability. The Trustees reviewed a profitability analysis provided by Exceed. They noted Exceed anticipated realizing a loss in connection with its relationship with The Fund during the initial period of the Sub-Advisory Agreement. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of The Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of a Fund.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR
JNF Advisors, Inc.
10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/31/16